BANNER CORPORATION

# Second Quarter 2021


Photo by
Siti Alimah


Photo by
Yvonne McDonald


Photo by


Photo by
Salvador Saldana

# Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released July 21, 2021 as well as the Form 10-K for the year ended December 31, 2020 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

# Second quarter 2021 highlights

BANNER CORPORATION

- Loan growth of 2.3% (9.2% annualized), not including PPP
- Total loan originations (excluding HFS and PPP loans) were $1.0 billion
- Core deposits grew 1.0% (4.0% annualized), and represent 94% of total deposits
- Net interest margin (tax equivalent basis) expanded by 8 basis points to 3.52%
- $10.3 million recapture of the provision for credit losses; Allowance for credit losses – loans was 1.53% of total loans, and 1.68% excluding PPP loans
- Non-performing assets decreased to 0.19% of total assets
- Paid dividend of $0.41 per share
- Repurchased 250,000 shares of common stock
- Tangible book value per share at $36.99 increased 6% year-over-year

# Building value at Banner

## Building value for stakeholders …

by focusing on core banking competency …

that is sustainable through change events …

and scalable with acquisition growth

### Banner Corporation

| | |
|---|---|
| Assets | $16.2B |
| Deposits | $13.6B |
| Loans | $ 9.7B |
| Offices | 155 |
| Employees | 2,000 |



CANADA
WA
MT
Seattle
Spokane
Yakima
Walla Walla
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
AZ
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Recent Additions

| | 2019 Q4 AltaPacific Bank | 2018 Q4 Skagit Bank | 2015 Q4 AmericanWest Bank | 2015 Q1 Siuslaw Bank | 2014 Q2 SW Oregon Branches |
|---|---|---|---|---|---|
| Assets | $0.4B | $0.9B | $4.5B | $0.4B | $0.2B |
| Deposits | $0.3B | $0.8B | $3.6B | $0.3B | $0.2B |
| Loans | $0.3B | $0.6B | $3.0B | $0.2B | $0.1B |
| Offices | 6 | 11 | 98 | 10 | 6 |

# Community, Diversity & Sustainability

## Community

Meeting the needs of low and moderate income businesses and consumers in our footprint

- Provided financial literacy through first time home buyer education classes (over 3,500 attendees since 2019)
- During the first six months of 2021, Banner invested $17MM in four low income housing funds with national syndicators to help provide equity for 55 affordable housing projects that will represent construction or major rehabilitation of over 5,000 living units; closed 14 affordable housing loans totaling $77MM

Investing in local communities with time, talent and financial resources. Since 2020, contributed more than $3.5 million to over 1,000 charitable and community causes across our footprint (including the Banner Small Business Opportunity Fund)

Continuing to offer the "Community Heroes" Mortgage Loan Product, first developed in 2020, to address the down payment shortfall for law enforcement, firefighters, paramedics, nurses, educators and active or former military

Providing employees with paid time off to volunteer in their communities each year (16 hours for full-time, 8 hours for part-time)

## Diversity

5 of 11 independent board directors are either women or minorities, 70% of total bank employees are women

Made a $1 million equity investment in Broadway Federal Bank (now City First Bank), the largest Black-led Minority Depository Institution in the U.S.

Created the Banner Small Business Opportunity Fund with initial $1.5 million investment in support of minority owned small businesses as well as business located in economically disadvantaged communities (selected three Community Development Financial Institutions to facilitate)

Awarded the Mortgage Bankers Association 2020 "Residential and Inclusion Leadership Award", recognizing innovative mortgage programs designed to increase outreach to low to moderate income households and increase organizational diversity

## Sustainability

No credit exposure to oil & gas production

# Building value at Banner

## Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

## Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

# Growing revenue … in a good place since 1890

Population Estimate (millions)

| | 2020 | 2030 | Growth |
|---|---|---|---|
| Washington | 7.7 | 8.6 | 11% |
| Oregon | 4.3 | 4.6 | 8% |
| Idaho | 1.8 | 2.1 | 16% |
| California | 39.6 | 40.7 | 3% |
| Region | 53.4 | 55.9 | 5% |
| *United States* | *329.5* | *346.1* | *5%* |

- Banner's 3 northern states are among the fastest growing in the country.

Strong Population Growth Forecast


United States
Washington
Oregon
Idaho
California
2010 to 2020
2020 to 2030
Rank: 9th
7th
12th
13th
4th
2nd
22nd
26th
0%
5%
10%
15%
20%
25%


CANADA
WA
MT
Seattle
Spokane
Yakima
Walla Walla
Portland
Eugene
OR
ID
Boise
Medford
WY
NV
UT
Sacramento
CA
AZ
Los Angeles
San Diego
MEXICO
5
90
84
80
15
40
17
10
8

Source: U.S. Census Bureau
Moody's Analytics Forecasted (Jan 2021)

# Growing revenue … in an ideal geography

## Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …

| | |
|---|---|
| Technology | Microsoft, intel, amazon, Micron, Expedia |
| Manufacturing | BOEING, intel, PACCAR |
| Consumer | amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM |
| Logistics | Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT OF LOS ANGELES, Port of LONG BEACH, PORT of SAN DIEGO |
| Natural Resources | Weyerhaeuser, TRIMARINE, Trident SEAFOODS |
| Agriculture | Traditional, specialty crops, orchards, wineries, … |

**California**

From Apple

to zoomerang,

from Silicon Valley to the Central Valley …

the world's 6th largest economy

# Growing revenue

## Offer super community bank value proposition

- Broad product offerings serving middle market, small business and consumer client base
- Decision making as close to client as possible
- Delivery channels aligned to maximize tactical execution of strategic plan
- Community investment

# Growing revenue

## Guard and improve reputation

Residential Diversity and Inclusion Leadership Award
Mortgage Bankers Association 2020

Recognized by Forbes (5th consecutive year)
2017-2021 "America's 100 Best Banks" and 2020 & 2021 "World's Best Banks"

Best Regional Bank in the Pacific Region of the U.S.
*Money* 2018 & 2019*

2020 A+ Health Grade
*DepositAccounts.com/LendingTree*

Consistent recipient of highest rating
*BauerFinancial* 5-Star Rating™

Top SBA lender
"Regional Lender of the Year" – Seattle/Spokane District 2013-2020
"Star Performer" – Portland District 2016-2020
"National Lender Recognition Award" – Sacramento District 2015-2019*

** Due to the pandemic, recognition suspended in 2020.*

# Growing revenue

Grow transaction deposit accounts

| Quarter Ending | Non-Interest Bearing Number | Interest Bearing Number |
|---|---|---|
| 06/30/21 | 319,805 | 159,387 |
| 12/31/09 | 71,178 | 50,955 |

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~120% since 2009, about a 7.5% compound annual growth rate.
- In Q3 2019, sold one Idaho branch holding about 1,200 accounts.
- In Q4 2017, sold seven Utah branches holding about 6,700 accounts.
- Including acquisitions, the number of transaction deposit accounts has increased nearly 3 times.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
500
400
300
200
100
0
Interest Bearing
Non-Interest Bearing
Islanders Bank
AltaPacific Bank
Skagit Bank
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

# Growing revenue

Grow core revenue

| Quarter Ending | Quarter Amount | LTM Amount |
|---|---|---|
| 06/30/21 | $ 150 M | $ 583 M |
| 12/31/09 | $ 45 M | $ 177 M |

Grow noninterest income [1]

| Quarter Ending | Quarter Amount | LTM Amount |
|---|---|---|
| 06/30/21 | $ 22.2 M | $ 95.1 M |
| 12/31/09 | $ 6.6 M | $ 31.1 M |



Millions
Other Income
Net Interest Income
150
125
100
75
50
25
0
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4



Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
30
25
20
15
10
5
0
28%
24%
20%
16%
12%
8%
4%
0%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

[1] Effective July 1, 2019, Banner became subject to the Durbin Amendment, limiting the amount of interchange fees it can charge for certain debit card transactions.

# Building value at Banner

## Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

## Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

# Protecting net interest margin

## Improve Earning Asset Mix


12/31/2009
Coml & Ag
19%
14%
Securities
7%
Consumer
CRE Owner
11%
16%
Res Mortgage
CRE Investor
21%
12%
Res Const/Dev


06/30/2021
Coml & Ag
20%
Securities & Other Investments
35%
9%
CRE Owner
22%
4%
Consumer
6%
4%
Res Mortgage
CRE Investor
Res Const/Dev

| $ Billions | 12/09 | 06/21 |
|---|---|---|
| Securities | 0.6 | 5.2 |
| Coml & Ag | 0.9 | 2.9 |
| CRE Owner | 0.5 | 1.4 |
| CRE Investor | 0.9 | 3.3 |
| Res Const/Dev | 0.5 | 0.9 |
| Res Mortgage | 0.7 | 0.6 |
| Consumer | 0.3 | 0.6 |
| Total | 4.4 | 14.9 |

## Improve Funding Mix


12/31/2009
14%
Non-Interest Bearing
Certificates of Deposit
45%
31%
Interest Bearing and Savings
FHLB & Other
10%


06/30/2021
Certificates of Deposit
6%
FHLB, Sub Debt & Other
4%
Non-Interest Bearing
43%
47%
Interest Bearing and Savings

| $ Billions | 12/09 | 06/21 |
|---|---|---|
| Non-Interest | 0.6 | 6.1 |
| Interest Bearing | 1.3 | 6.7 |
| CDs | 2.0 | 0.9 |
| FHLB & Other | 0.4 | 0.5 |
| Total | 4.3 | 14.2 |

# Protecting net interest margin

Grow core deposits

| Quarter Ending | Balance | % of Total |
|---|---|---|
| 06/30/21 | $12,764M | 94% |
| 12/31/09 | $ 1,924M | 50% |

Reduce deposit costs

| Quarter Ending | Quarter | | LTM | |
|---|---|---|---|---|
| | Amount | Rate | Amount | Rate |
| 06/30/21 | $ 3.0M | 0.09% | $ 16.2M | 0.13% |
| 12/31/09 | $ 17.7M | 1.83% | $ 83.2M | 2.21% |



Billions
16
14
12
10
8
6
4
2
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Noncore Deposits
Core Deposits
Core Deposit %
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4



8%
7%
6%
5%
4%
3%
2%
1%
0%
Loan Yield
Deposit Cost
Loan–Deposit Spread
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

# Protecting net interest margin



50%
40%
30%
20%
10%
0%
-10%
Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4



Deposits
Loans
Billions
Loan-to-Deposit Ratio
100%
80%
60%
40%
20%
0%
12
10
8
6
4
2
0
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

# Protecting net interest margin

Maintain top quartile net interest margin

| Quarter Ending | Quarter Amount | Quarter Rate | LTM Amount | LTM Rate |
|---|---|---|---|---|
| 06/30/21 | $128 M | 3.45% | $488 M | 3.55% |
| 12/31/09 | $ 39 M | 3.53% | $146 M | 3.36% |



Net Interest Margin
Banner
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation



Earning Asset Yield
Funding Cost
Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

| | Three Months Ended June 30, 2021 | | |
|---|---|---|---|
| | As Reported | Excluding PPP | Difference |
| Loan Yield | 4.70% | 4.50% | 0.20% |

# Conservative investment portfolio

### Investment Portfolio Composition ($3.76 billion)

(As of 6/30/21, $MM)



Agency, $95, 2.5%
ABS, $79, 2.1%
Corp, $147, 3.9%
Other, $3, 0.1%
Comml Paper, $150, 4.0%
MBS, $1,307, 34.8%
CMO, $517, 13.8%
Municipal, $654, 17.4%
CMBS, $804, 21.4%

- 78% of investments are Agency MBS/CMO or AAA rated
- Less than 3% non-rated investments, principally CRA investments
- Weighted average duration of 4.6 provides yield anchor in low rate environment, while maintaining overall asset-sensitivity

### Quarterly New Purchases: Yields



3.00%
2.00%
1.00%
0.00%
2.53%
2.39%
2.16%
2.00%
Q3 2020
Q4 2020
Q1 2021
Q2 2021
New Purchases Book Yield
New Purchases Tax Effective Yield
Avg Tax Effective Yield

### 12 Month Net Interest Income Shock ($MM), % Change



560
540
520
500
480
460
440
14%
12%
10%
8%
6%
4%
2%
0%
-2%
477
481
505
523
536
541
-0.9%
0.0%
4.8%
8.7%
11.3%
12.4%
-25 bps
Base
+100 bps
+200 bps
+300 bps
+400 bps

Assumes flat forward balance sheet, parallel rate shift; Base as of 6/30/21

### Quarterly New Purchases: Duration



6.00
5.00
4.00
3.00
2.00
1.00
0.00
5.62
4.05
5.46
2.33
3.96
4.08
4.58
4.60
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Duration on New Purchases
Avg Effective Duration

# Building value at Banner

## Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

## Spending carefully

- Benefit from scale
- Control core operating expense

# Spending carefully

Control core operating expense

| Quarter Ending | Quarter Amount | LTM Amount |
|---|---|---|
| 06/30/21 | $ 92 M | $ 371 M |
| 12/31/09 | $ 31 M | $ 132 M |



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

# Building value at Banner

## Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

## Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

# Maintaining a moderate risk profile

Minimize nonperforming assets

| Quarter Ending | NPLs | | REO | |
|---|---|---|---|---|
| | Amount | % of TA | Amount | % of TA |
| 06/30/21 | $ 31 M | 0.32% | $ 1 M | 0.01% |
| 12/31/09 | $214 M | 5.53% | $ 78 M | 2.01% |



ACLL to Total Loans
Banner
Peer Top Quartile
Peer Median
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4



Millions
Other Real Estate Owned
Nonperforming Loans
ACLL
350
300
250
200
150
100
50
0
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

# Pandemic risk: PPP response

(Program through 6/30/21)

## SBA Paycheck Protection Program

- Initially funded 9,103 applications and $1.15B in loans
- Funded 4,819 applications and $463.7MM in second round
- 90% existing Banner clients; 10% new clients
- Forgiveness processed for 6,707 loans for $822.3MM in balances

PPP Loans by Industry


Const 21%
Accomm and Food Svc 15%
Mfg 11%
Health Care 10%
Prof Svc 8%
Agriculture 7%
Retail Trade 5%
Other Svc 4%
Admin Srv 3%
Arts, Ent & Rec 3%
Wholesale Trade 3%
Other 10%

PPP Loans by Geography


WA 53%
CA 24%
OR 17%
ID 5%
Other 1%

| As of 6/30/21 | # of Loans | Total $MM | Remaining Unamortized Fees $MM |
|---|---|---|---|
| Up to $50K | 4,409 | $82.0 | $5.2 |
| $50K to $350K | 2,402 | $318.3 | $11.1 |
| $350K to $2MM | 435 | $321.8 | $6.9 |
| Over $2MM | 31 | $103.1 | $0.4 |
| **Total** | **7,277** | **$825.1** | **$23.7** |

# Allowance for credit losses



Day 1 CECL adjustments
Change assessment:
Portfolio
Economic factors
Changes to allowance:
Net charge-offs
Provision
% ACL-Loans excluding PPP
1.90 %
1.81 %
1.68 %
1.69 %
% ACL-Loans
1.57 %
1.53 %
1.16 %
$181
$168
$158
$103

| | 2019-Q4 | Day 1 | Portfolio | Economy | Net C/O | Provision | 2020-Q4 | Portfolio | Economy | Net C/O | Provision | 2021-Q1 | Portfolio | Economy | Net C/O | Provision | 2021-Q2 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ACL - Loans | 100.6 | 7.8 | (8.0) | 66.9 | (5.4) | 64.3 | 167.3 | (3.7) | (7.5) | (3.2) | (8.0) | 156.1 | 3.6 | (11.6) | 0.1 | (8.1) | 148.0 |
| ACL - Unfunded Commitments | 2.7 | 7.0 | 0.2 | 3.3 | 0.0 | 3.6 | 13.3 | 1.2 | (2.4) | 0.0 | (1.2) | 12.1 | (0.1) | (2.1) | 0.0 | (2.2) | 9.9 |
| ACL - HTM Securities | 0.0 | 0.1 | 0.1 | (0.0) | 0.0 | 0.0 | 0.1 | 0.0 | (0.0) | 0.0 | 0.0 | 0.1 | 0.0 | 0.0 | 0.0 | 0.0 | 0.1 |
| Total ACL | 103.3 | 14.9 | (7.7) | 70.2 | (5.4) | 67.9 | 180.7 | (2.5) | (9.9) | (3.2) | (9.3) | 168.2 | 3.5 | (13.7) | 0.1 | (10.3) | 158.0 |

---------2020---------  -----Q1 2021-----  -----Q2 2021-----

# Maintaining a moderate risk profile

## Maintain appropriate risk capital

| Quarter Ending | Total Capital Ratio | TCE / TA |
|---|---|---|
| 06/30/21 | 14.62% | 8.09% |
| 12/31/09 | 9.62% | 5.87% |



18%
16%
14%
12%
10%
8%
6%
Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4



Total Capital
Total Capital Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

# Building value at Banner

## Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

## Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

# Reconciliation of non-GAAP measures

$ Thousands

| | Quarters Ended | | |
|---|---|---|---|
| | Jun 30, 2021 | Mar 31, 2021 | Jun 30, 2020 |
| Income before provision for income taxes (GAAP) | $ 67,522 | $ 57,657 | $ 28,135 |
| (Recapture)/Provision for credit losses | (10,256) | (9,251) | 28,623 |
| Pretax pre provision earnings (non-GAAP) | 57,266 | 48,406 | 56,758 |
| Exclude net gain on sale of securities | (77) | (485) | (93) |
| Exclude net change in valuation for financial instruments carried at fair value | (58) | (59) | (2,199) |
| Exclude acquisition-related expenses | 79 | 571 | 336 |
| Exclude COVID-19 expenses | 117 | 148 | 2,152 |
| Adjusted pretax pre provision earnings (non-GAAP) | $ 57,327 | $ 48,581 | $ 56,954 |

# Building value at Banner

## Building value for …

**Shareholders** by delivering top quartile financial performance

**Clients** by delivering super community bank service and products

**Employees** by offering opportunity and reward

**Communities** by providing capital and staying involved